5847 San Felipe Street, Suite 2200 | Houston, TX 77057 p. 832.308.6055 | www.pky.com FOR IMMEDIATE RELEASE PARKWAY AGREES TO SELL 49% INTEREST IN HOUSTON GREENWAY PORTFOLIO HOUSTON, TEXAS – February 17, 2017 – Parkway, Inc. (NYSE:PKY) announced today that it has reached an agreement to sell a 49.0% interest in Greenway Plaza and Phoenix Tower (collectively, the “Greenway Portfolio”) for $512.1 million, or an implied $210 per square foot. Parkway’s Greenway Portfolio is an approximately 5.0 million square foot campus consisting of 11 office properties located in the Greenway submarket of Houston, Texas. "The recapitalization of our Greenway Portfolio accomplishes several objectives for Parkway,” stated James R. Heistand, President and Chief Executive Officer of Parkway, Inc. (“Parkway”). “First, we have established a great partnership with three well-capitalized and highly regarded institutional investors that share our view of the long-term resiliency of the Houston market and the expectation of an eventual recovery in Houston office fundamentals. Second, this transaction helps to mitigate risk in a single office campus that represents 57% of our Company’s overall square footage. And finally, with approximately $315.8 million of expected net proceeds to Parkway, this joint venture will supply us with additional capital to immediately strengthen our balance sheet while providing us the flexibility to further diversify the portfolio through future acquisitions as the Houston market recovers.” Parkway has agreed to form a joint venture with affiliates of TH Real Estate, Silverpeak Real Estate Partners (“Silverpeak”) and Canada Pension Plan Investment Board (“CPPIB”), with Parkway retaining a 51% interest, a partnership between TH Real Estate and Silverpeak acquiring a 24.5% interest, and CPPIB acquiring a 24.5% interest in the Greenway Portfolio. Parkway will serve as general partner and also will provide property management and leasing services for the joint venture. The joint venture expects to assume the existing mortgage debt secured by Phoenix Tower, which has an outstanding balance of approximately $76.2 million and matures on March 1, 2023. Additionally, the joint venture received a signed commitment letter from Goldman Sachs for a new 5-year mortgage loan totaling $465.0 million secured by the other properties in the Greenway Portfolio, which is expected to close concurrently with the closing of the joint venture, subject to customary closing conditions and contingent on satisfying the conditions set forth in the commitment. At closing, Parkway intends to terminate its existing revolver and term loan credit facility and prepay the $350.0 million outstanding balance using proceeds from the joint venture. Net proceeds to Parkway are expected to be approximately $315.8 million, which includes the new debt placement and the assumed payoff of Parkway’s $350.0 million existing term loan at closing. Parkway’s net proceeds also will be net of credits to the other joint venture partners related to outstanding contractual lease obligations for tenant improvements and rent concessions as well as certain capital expenditures for projects that are in process, all of which totals approximately $38.0 million as of the date of execution of the agreement. Additionally, Parkway expects to record an impairment loss of approximately $25.0 million in the first quarter of 2017 related to the joint venture transaction. Parkway expects the closing of the joint venture and associated financing to occur in the second quarter of 2017, subject to customary closing conditions. About Parkway Parkway is an independent, publicly traded, self-managed real estate investment trust that owns and operates high-quality office properties located in attractive submarkets in Houston, Texas. As of December 31, 2016, our portfolio consisted of five Class A assets comprising 19 buildings and totaling approximately 8.7 million rentable square feet in the Greenway, Galleria and Westchase submarkets of Houston. Contact: Thomas Blalock Vice President, Finance & Capital Markets (407) 581-2915 Cautionary Note Regarding Forward-Looking Statements Certain statements contained in this communication, including those that express a belief, expectation or intention, as well as those that are not statements of historical fact, are forward-looking statements within the meaning of the federal securities laws and as such are based upon Parkway’s current beliefs as to the outcome and timing of future events. There can be no assurance that actual future developments affecting Parkway will be those anticipated by Parkway. Examples of forward-looking statements include projected capital resources, projected profitability and portfolio performance, estimates of market rental rates, projected capital improvements, expected sources of financing, expectations as to the timing of closing of acquisitions, dispositions, or other transactions, the expected operating performance of anticipated near-term acquisitions and descriptions relating to these expectations, including without limitation, the anticipated net operating income yield. Parkway cautions investors that any forward-looking statements presented in this presentation are based on management’s beliefs and assumptions made by, and information currently available to, management. When used, the words “anticipate,” “assume,” “believe,” “estimate,” “expect,” “forecast,” “guidance,” “intend,” “may,” “might,” “outlook,” “project,” “should” or similar expressions that do not relate solely to historical matters are intended to identify forward-looking statements. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward- looking statements involve risks and uncertainties (some of which are beyond Parkway’s control) and are subject to change based upon various factors, including but not limited to the following risks and uncertainties: Parkway’s lack of operating history as an independent company; conditions associated with Parkway’s primary market, including an oversupply of office space, customer financial difficulties and general economic conditions; that certain of Parkway’s properties represent a significant portion of Parkway’s revenues and costs; that the spin-off from Cousins Properties Incorporated (“Cousins”) will not qualify for tax-free treatment; Parkway’s ability to meet mortgage debt obligations on certain of Parkway’s properties; the availability of refinancing current debt obligations; potential co-investments with third-parties; changes in any credit rating Parkway may obtain; changes in the real estate industry and in performance of the financial markets and interest rates and Parkway’s ability to effectively hedge against interest rate changes; the actual or perceived impact of global and economic conditions; declines in commodity prices, which may negatively impact the Houston, Texas market; the concentration of Parkway’s customers in the energy sector; the demand for and market acceptance of Parkway’s properties for rental purposes; Parkway’s ability to enter into new leases or renewal leases on favorable terms; the potential for termination of existing leases pursuant to customer termination rights; the amount, growth and relative inelasticity of Parkway’s expenses; risks associated with the ownership and development of real property; termination of property management contracts; the bankruptcy or insolvency of companies for which Parkway provides property management services or the sale of these properties; the outcome of claims and litigation involving or affecting Parkway; the ability to satisfy conditions necessary to close pending transactions and the ability to successfully integrate the assets and related operations acquired in such transactions after closing; applicable regulatory changes; risks associated with acquisitions, including the integration of the portion of the combined business of Parkway Properties, Inc. (“Legacy Parkway”) and Cousins relating to the ownership of real properties in Houston and Legacy Parkway’s fee-based real estate business; risks associated with the fact that Parkway’s historical and predecessors’ financial information may not be a reliable indicator of Parkway’s future results; risks associated with achieving expected synergies or cost savings; risks associated with the potential volatility of Parkway’s common stock; and other risks and uncertainties detailed from time to time in the Company’s Securities and Exchange Commission filings. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, Parkway’s business, financial condition, liquidity, cash flows and results could differ materially from those expressed in any forward-looking statement. While forward-looking statements reflect Parkway’s good faith beliefs, they are not guarantees of future performance. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise overtime, and it is not possible for us to predict the occurrence of those matters or the manner in which they may affect us. Parkway disclaims any obligation to publicly update or revise any forward- looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. Accordingly, investors should use caution in relying on past forward-looking statements, which were based on results and trends at the time they were made, to anticipate future results or trends.